                                Exhibit 10.25

    Sixth Amendment to the Loan Agreement with Chase Bank of Texas, N.A.

                      SIXTH AMENDMENT TO LOAN AGREEMENT


     This SIXTH AMENDMENT TO LOAN AGREEMENT (this "AMENDMENT"), dated as of June 2,1999, is among SONIC CORP., a Delaware corporation (the "BORROWER"), each of the banks or other lending institutions which is or may from time to time become a signatory or party to the Agreement (hereinafter defined) or any successor or permitted assignee thereof (each a "BANK" and collectively, the "BANKS"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION (formerly known as Texas Commerce Bank National Association), a national banking association ("CHASE"), as agent for itself and the other Banks and as issuer of Letters of Credit under the Agreement (in such capacity, together with its successors in such capacity, the "AGENT").

                                  RECITALS:

     A. Borrower, Agent and Banks have entered into that certain Loan Agreement dated as of July 12, 1995, as amended by (i) that certain First Amendment to Loan Agreement dated as of August 16, 1996, (ii) that certain Second Amendment to Loan Agreement dated as of September 27, 1996, (iii) that certain Third Amendment to Loan Agreement dated as of June 19, 1997, (iv) that certain Fourth Amendment to Loan Agreement dated as of January 27, 1998, and (v) that certain Fifth Amendment to Loan Agreement dated as of April 2, 1998 (as amended, the "AGREEMENT").

     B. Pursuant to the Agreement, the undersigned guarantors (each a "GUARANTOR" and, collectively, the "GUARANTORS") have executed Guaranties which guarantee to Agent the payment and performance of the Obligations.

     C. Borrower, Agent and Banks now desire to amend the Agreement (i) to modify the restriction on stock repurchases, (ii) to modify the covenant regarding loans and investments, (iii) to decrease the minimum amount for Floating Rate Advances, and (iv) as otherwise provided herein.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, agree as follows:

                                  ARTICLE I

                                 DEFINITIONS

     Section 1.1 DEFINITIONS. Capitalized terms used in this Amendment, to the extent no otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                  ARTICLE II

                                  AMENDMENTS

     Section 2.1 AMENDMENT TO MINIMUM AMOUNT FOR FLOATING, RATE ADVANCES. Effective as of the date hereof, the amount "$500,000" appearing the fourth sentence of Section 2.5 of the Agreement is hereby amended to read "$250,000".

     Section 2.2 AMENDMENT REGARDING STOCK PURCHASES. Effective as of the date hereof, Section 9.4 of the Agreement is hereby amended to read in its entirety as follows:

          Section 9.4 STOCK REPURCHASES. The Borrower will not, and will not permit any of the Subsidiaries to, redeem, purchase, retire, or otherwise acquire any capital stock of such Person, or set apart any money for a sinking or other analogous fund for any redemption, purchase, retirement, or other acquisition of any of its capital stock, provided that the Borrower and the Subsidiaries shall be permitted to do any of the foregoing so long as immediately after giving effect to such action no Default shall exist.

     Section 2.3 AMENDMENT REGARDING LOANS AND INVESTMENTS. Effective as of the date hereof, Section 9.5 of the Agreement is amended to read in its entirety as follows:

          Section 9.5 LOANS AND INVESTMENTS. The Borrower will not make, or permit any of the Subsidiaries to make, any advance, loan, extension of credit, or capital contribution to or investment in, or purchase, or permit any Subsidiary to purchase any stock, bonds, notes, debentures, or other securities of, any Person, except:

          (a)  investments in the categories of investments specified in
     Section II B of the Borrower's Working Capital Investment Policy in effect as of April 27, 1999 (the "BORROWER INVESTMENT POLICY"), a copy of which is attached hereto as Schedule 8, which are made in compliance with the other requirements set forth in the Borrower Investment Policy;

          (b)  Permitted Loans;

          (c) stock and other equity interests in the Subsidiaries existing on the date hereof; and

          (d)  acquisitions permitted by Section 9.3.

     Section 2.4 AMENDMENT TO ADD SCHEDULE 8. Effective as of the date hereof, the Agreement is hereby amended to add Schedule 8 thereto, which
Schedule 8 shall read in its entirety as set forth on Annex II hereto.

                                 ARTICLE III

                             CONDITIONS PRECEDENT

     Section 3.1 CONDITIONS. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

     A. REPRESENTATIONS AND WARRANTIES. The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof;

     B. NO DEFAULT. No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default; and

     C. CORPORATE MATTERS. All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel, Winstead Sechrest & Minick P.C.

                                  ARTICLE IV

     Section 4.1    RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

     Section 4.2 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect.
Borrower, Agent and the Banks agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

     Section 4.3 RELEASE OF CLAIMS. The Borrower and the Guarantors each hereby acknowledge and agree that to their knowledge none of them has any and there are no claims or offsets against or defenses or counterclaims to the terms and provisions of or the obligations of the Borrower, any Guarantor or any Subsidiary created or evidenced by the Agreement or any of the other Loan Documents, and to the extent any such claims, offsets, defenses or counterclaims exist, the Borrower and the Guarantors each hereby waive, and hereby release the Agent and each of the Banks from, any and all claims, offsets, defenses and counterclaims that are known to the Borrower or any Guarantor as of the date hereof, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

     Section 4.4 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Agent and the Banks that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate, partnership and trust action on the part of Borrower and the Guarantors and will not violate the articles of incorporation, bylaws, partnership agreement or other organizational documents of Borrower or the Guarantors, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (iv) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

                                  ARTICLE V

                                MISCELLANEOUS

     Section 5.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Bank or any closing shall affect the representations and warranties or the right of Agent and the Banks to rely upon them.

     Section 5.2 REFERENCE TO AGREEMENT. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

     Section 5.3 EXPENSES OF AGENT. As provided in the Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the reasonable costs and fees of Agent's legal counsel.

     Section 5.4 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 5.5 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, DALLAS COUNTY, TEXAS AND

SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     Section 5.6 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Borrower, Agent and the Banks and their respective successors and permitted assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent.

     Section 5.7 COUNTERPARTS. This Amendment maybe executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     Section 5.8 EFFECT OF WAIVER. No consent or waiver, express or implied, by Agent or any Bank to or for any breach of or deviation from any covenant, condition or duty by Borrower or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

     Section 5.9 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 5.10   NON-APPLICATION OF CHAPTER 346 OF TEXAS FINANCE CODE.
The provisions of Chapter 15 of the Texas Finance Code (formerly Chapter 15 of the Texas Credit Code (Vernon's Annotated Texas Statutes, Article 5069-15)), as amended, are specifically declared by the parties not to be applicable to this Amendment or any of the Loan Documents or the transactions contemplated hereby.

     Section 5.11 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO REGARDING THIS AMENDMENT AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     Executed as of the date first written above.

                                       BORROWER:

                                       SONIC CORP.

                                       By: /s/ W. Scott McLain
                                          --------------------------------
                                          W. Scott McLain
                                          Chief Financial Officer

                                       AGENT AND BANKS:

                                       CHASE BANK OF TEXAS, NATIONAL
                                       ASSOCIATION (formerly known as Texas
                                       Commerce Bank National Association),
                                       as Agent and as a Bank

                                       By: /s/ Mae K. Reeves
                                          --------------------------------
                                          Name: Mae K. Reeves
                                          Title: Vice President


                                       NATIONSBANK, N.A. (formerly Boatmen's
                                       National Bank of Oklahoma, formerly
                                       Bank IV Oklahoma, N.A.)

                                       By: /s/ Michael S. Reeves
                                          --------------------------------
                                          Name: Michael S. Reeves
                                          Title: SVP


                                       UMB OKLAHOMA BANK

                                       By: /s/ Richard J. Lehrter
                                          --------------------------------
                                          Name: Richard J. Lehrter
                                          Title: Executive Vice President


                                       SUMMIT BANK

                                       By: /s/ Gary W. Tyrrell
                                          --------------------------------
                                          Name: Gary W. Tyrrell
                                          Title: Vice President


                                       BANCFIRST

                                       By: /s/ Brian K. Renz
                                          --------------------------------
                                          Name: Brian K. Renz
                                          Title: Senior Vice President

     Each Guarantor hereby (a) consents and agrees to this Amendment, (b) agrees that its respective Guaranty shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, and (c) represents and warrants that each of the representations and warranties set forth in this Amendment with regard to each such Guarantor are true and correct in all respects.

                                       GUARANTORS:

                                       SONIC RESTAURANTS, INC.

                                       By: /s/ W. Scott McLain
                                          --------------------------------
                                          W. Scott McLain
                                          Chief Financial Officer


                                       SONIC INDUSTRIES INC.

                                       By: /s/ W. Scott McLain
                                          --------------------------------
                                          W. Scott McLain
                                          Chief Financial Officer


                                       AMERICA'S DRIVE-IN CORP.

                                       By: /s/ W. Scott McLain
                                          --------------------------------
                                          Name: W. Scott McLain
                                          Title: Chief Financial Officer


                                       AMERICA'S DRIVE-IN TRUST

                                       By: /s/ W. Scott McLain
                                          --------------------------------
                                          Name: W. Scott McLain
                                          Title: Chief Financial Officer

                                       EACH OF THE PARTNERSHIPS SPECIFIED ON
                                       ANNEX I HERETO, each an Oklahoma general partnership

                                       By:    Sonic Restaurants, Inc.,
                                              Managing General Partner of
                                              each of such partnerships

                                          By: /s/ W. Scott McLain
                                             --------------------------------
                                             W. Scott McLain
                                             Chief Financial Officer

                                   ANNEX I
                                 PARTNERSHIPS

                                 SONIC CORP.
                     SRI PARTNERSHIP OWNERSHIP INTEREST

PARTNERSHIP NAME                                                SRI%      SII%
-------------------------------------------------------------------------------
SONIC DRIVE-IN OF ALBERTVILLE, AL (US HWY 431 NORTH)             62        -

SONIC DRIVE-IN OF ALEXANDER CITY, AL (174 BROAD)                 72        -

SONIC DRIVE-IN OF ANNISTON, AL (GREENBRIAR DEAR RD)              80        -

SONIC DRIVE-IN OF ARAB, AL (NORTH MAIN ST)                       90        -

SONIC DRIVE-IN OF ASHEBORO, NC (N FAYETTEVILLE)                  80        -

SONIC DRIVE-IN OF ATCHINSON, KS (MAIN ST)                        69        -

SONIC DRIVE-IN OF ATHENS, AL                                     70        -

SONIC DRIVE-IN OF AUBURN AL                                      99        -

SONIC DRIVE-IN OF BALDWIN CITY, KS (AMES ST)                     90        -

SONIC DRIVE-IN OF BAYTOWN, TX (GARTH RD)                         51        -

SONIC DRIVE-IN OF BEAUMONT, TX (8345 COLLEGE)                    70        -

SONIC DRIVE-IN OF BEREA, KY (WOODFORD AVE)                       76        -

SONIC DRIVE-IN OF BETHANY, OK (NW 23RD ST)                       51        -

SONIC DRIVE-IN OF BETHANY, OK (NW 39TH ST)                       56        -

SONIC DRIVE-IN OF BLYTHEVILLE, AR (E MAIN)                       71        -

SONIC DRIVE-IN OF BLYTHEVILLE, AR (N 6TH STREET)                 71        -

SONIC DRIVE-IN OF BRISTOL, TENNESSE                              65        -

SONIC DRIVE-IN OF BRISTOL, VA (OLD AIRPORT RD)                   77        -

SONIC DRIVE-IN OF BROOKFIELD, MO (S MAIN)                        80        -

SONIC DRIVE-IN OF BUCKNER, MO (EAST MONROE)                      76        -

SONIC DRIVE-IN OF BURLINGTON, NC (CHURCH)                        85        -

SONIC DRIVE-IN OF CABOT, AR (S SECOND)                           76        -

SONIC DRIVE-IN OF CALLAWAY, FLORIDA                              55        -

SONIC DRIVE-IN OF CAMERON, MISSOURI                              65        -

SONIC DRIVE-IN OF CAMPBELLSVILLE, KY                             90        -

SONIC DRIVE-IN OF CASSVILLE,  MO (MAIN STREET)                   78        -

                                Page 1 of 12


                                 SONIC CORP.
                     SRI PARTNERSHIP OWNERSHIP INTEREST

PARTNERSHIP NAME                                                SRI%      SII%
-------------------------------------------------------------------------------
SONIC DRIVE-IN OF CHANDLER, OKLAHOMA                             75        -

SONIC DRIVE-IN OF CHANNELVIEW, TX. (SHELDON)                     60        -

SONIC DRIVE-IN OF CHATSWORTH, GA (N THIRD AVE)                   86        -

SONIC DRIVE-IN OF CHATTANOOGA, TN (BRAINERD)                     80        -

SONIC DRIVE-IN OF CHATTANOOGA, TN HIXON                          74        -

SONIC DRIVE-IN OF CHILLICOTHE, MISSOURI                          60        -

SONIC DRIVE-IN OF CHRISTIANSBURG, VA                             77        -

SONIC DRIVE-IN OF CLEAR LAKE CITY, TX (BAY AREA)                 63        -

SONIC DRIVE-IN OF CLEMMONS, NORTH CAROLINA                       80        -

SONIC DRIVE-IN OF CLINTON, TENNESSEE                             73        -

SONIC DRIVE-IN OF COLLINSVILLE, VA                               65        -

SONIC DRIVE-IN OF COLUMBUS, GA (FLOYD RD)                        99        -

SONIC DRIVE-IN OF COLUMBUS, GA (MANCHESTER)                      81        -

SONIC DRIVE-IN OF COLUMBUS, GA (WYNNTON)                         99        -

SONIC DRIVE-IN OF COOL VALLEY, MO (S FLORISSANT RD)              51        -

SONIC DRIVE-IN OF CYPRESS, TX (LOUETTA)                          70        -

SONIC DRIVE-IN OF DALLAS, TX - (FRANKFORD RD)                    70        -

SONIC DRIVE-IN OF DALLAS, TX - (INWOOD)                          80        -

SONIC DRIVE-IN OF DALLAS, TX (2960 W WHEATLAND)                  51        -

SONIC DRIVE-IN OF DALLAS, TX (3555 FOREST LANE)                  65        -

SONIC DRIVE-IN OF DALLAS, TX (BUCKNER BLVD)                      85        -

SONIC DRIVE-IN OF DALLAS, TX (EAST NW HWY)                       85        -

SONIC DRIVE-IN OF DALLAS, TX (FOREST LANE)                       70        -

SONIC DRIVE-IN OF DALLAS, TX (FT WORTH AVE)                      51        -

SONIC DRIVE-IN OF DALLAS, TX (GREENVILLE)                        51        -

SONIC DRIVE-IN OF DALLAS, TX (INWOOD ROAD)                       68        -

                                Page 2 of 12


                                 SONIC CORP.
                     SRI PARTNERSHIP OWNERSHIP INTEREST

PARTNERSHIP NAME                                                SRI%      SII%
-------------------------------------------------------------------------------
SONIC DRIVE-IN OF DALLAS, TX (PLANO @ KINGSLEY)                  85        -

SONIC DRIVE-IN OF DALLAS, TX (SPRING VALLEY)                     80        -

SONIC DRIVE-IN OF DALLAS, TX (W DAVIS)                           60        -

SONIC DRIVE-IN OF DALLAS, TX (WESTMORELAND & BUR                 51        -

SONIC DRIVE-IN OF DALTON, GA (AIRPORT)                           51        -

SONIC DRIVE-IN OF DANVILLE, KY (BAUGHMAN)                        84        -

SONIC DRIVE-IN OF DANVILLE, VA PINEY FOREST                      80        -

SONIC DRIVE-IN OF DARDANELLE, AR (UNION ST)                      75        -

SONIC DRIVE-IN OF DAYTON, TX                                     55        -

SONIC DRIVE-IN OF DECATUR, AL (6TH AVE SE)                       85        -

SONIC DRIVE-IN OF DEER PARK, TEXAS                               58        -

SONIC DRIVE-IN OF EDEN, NC (E HARRIS PLACE)                      67        -

SONIC DRIVE-IN OF ELIZABETHTON, TENNESSEE                        69        -

SONIC DRIVE-IN OF ELKIN, NC (BRIDGE ST)                          90        -

SONIC DRIVE-IN OF EODORA, KS (CHURCH ST)                         80        -

SONIC DRIVE-IN OF ERVlN, TENNESSEE                               70        -

SONIC DRIVE-IN OF FLORENCE, AL (HELTON)                          85        -

SONIC DRIVE-IN OF FRANKFORT, KY (LOUISVILLE RD)                  84        -

SONIC DRIVE-IN OF GADSDEN, AL (HOOD)                             60        -

SONIC DRIVE-IN OF'GADSDEN, AL (MEIGHAN)                          60        -

SONIC DRIVE-IN OF GALAX, VIRGINIA                                80        -

SONIC DRIVE-IN OF GALENA PARK, TX (CLINTON DR)                   85        -

SONIC DRIVE-IN OF GARLAND, TX (N.  JUPITER RD)                   80        -

SONIC DRIVE-IN OF GEORGETOWN, KENTUCKY                           99        -

SONIC DRIVE-IN OF GOSNELL, ARKANSAS                              71        -

SONIC DRIVE-IN OF GRAHAM, NC (S MAIN)                            90        -

                                Page 3 of 12


                                 SONIC CORP.
                     SRI PARTNERSHIP OWNERSHIP INTEREST

PARTNERSHIP NAME                                                SRI%      SII%
-------------------------------------------------------------------------------
SONIC DRIVE-IN OF GRANDVIEW, MO (BLUE RIDGE)                     65        -

SONIC DRIVE-IN OF GREENEVILLE, TN (E ANDREW JOHNSON              70        -

SONIC DRIVE-IN OF GREENSBORO, NC - W MARKET ST                   70        -

SONIC DRIVE-IN OF GREENSBORO, NC (ELM)                           85        -

SONIC DRIVE-IN OF GREENSBORO, NC (HIG POINT)                     70        -

SONIC DRIVE-IN OF GREENSBORO, NC (SPRING GARDEN)                 90        -

SONIC DRIVE-IN OF GREENSBORO, NORTH CAROLINA                     75        -

SONIC DRIVE-IN OF GROVES, TX                                     70        -

SONIC DRIVE-IN OF GULF BREEZE, FL (G BREEZE PKW)                 99        1

SONIC DRIVE-IN OF HALLS, TN (CROSSROADS)                         65        -

SONIC DRIVE-IN OF HIGH POINT NC (E PARRIS AVE)                   80        -

SONIC DRIVE-IN OF HIGH POINT NC (S MAIN)                         80        -

SONIC DRIVE-IN OF HIGHLANDS, TEXAS                               68        -

SONIC DRIVE-IN OF HOMER, LOUISIANA                               60        -

SONIC DRIVE-IN OF HOUSTON TX (DURHAM)                            54        -

SONIC DRIVE-IN OF HOUSTON, TX - (W.  LITTLE YORK)                75        -

SONIC DRIVE-IN OF HOUSTON, TX (1437 FM 1960)                     64        -

SONIC DRIVE-IN OF HOUSTON, TX (3711 LITTLE YORK)                 70        -

SONIC DRIVE-IN OF HOUSTON, TX (AIRLINE)                          65        -

SONIC DRIVE-IN OF HOUSTON, TX (ALDINE)                           68        -

SONIC DRIVE-IN OF HOUSTON, TX (ANTOINE)                          70        -

SONIC DRIVE-IN OF HOUSTON, TX (BARKER-CYPRESS)                   65        -

SONIC DRIVE-IN OF HOUSTON, TX (BISSONETT)                        65        -

SONIC DRIVE-IN OF HOUSTON, TX (BLALOCK)                          65        -

SONIC DRIVE-IN OF HOUSTON, TX (DAIRY)                            85        -

SONIC DRIVE-IN OF HOUSTON, TX (E SAM HOUSTON)                    63        -

                                Page 4 of 12


                                 SONIC CORP.
                     SRI PARTNERSHIP OWNERSHIP INTEREST

PARTNERSHIP NAME                                                SRI%      SII%
-------------------------------------------------------------------------------
SONIC DRIVE-IN OF HOUSTON, TX (FUQUA)                            70        -

SONIC DRIVE-IN OF HOUSTON, TX (GESSNER)                          76        -

SONIC DRIVE-IN OF HOUSTON, TX (HILLCROFT ST)                     70        -

SONIC DRIVE-IN OF HOUSTON, TX (HWY 6 N)                          60        -

SONIC DRIVE-IN OF HOUSTON, TX (JONES)                            61        -

SONIC DRIVE-IN OF HOUSTON, TX (KUYKENDAHL RD)                    75        -

SONIC DRIVE-IN OF HOUSTON, TX (LITTLE YORK)                      80        -

SONIC DRIVE-IN OF HOUSTON, TX (MANGUM)                           60        -

SONIC DRIVE-IN OF HOUSTON, TX (MESA DR)                          80        -

SONIC DRIVE-IN OF HOUSTON, TX (N FREEWAY)                        70        -

SONIC DRIVE-IN OF HOUSTON, TX (N HOUSTON)                        60        -

SONIC DRIVE-IN OF HOUSTON, TX (POST OAK)                         65        -

SONIC DRIVE-IN OF HOUSTON, TX (SCARSDALE)                        85        -

SONIC DRIVE-IN OF HOUSTON, TX (TELEPHONE)                        75        -

SONIC DRIVE-IN OF HOUSTON, TX (UVALDE RD)                        70        -

SONIC DRIVE-IN OF HOUSTON, TX (VETERAN'S)                        60        -

SONIC DRIVE-IN OF HOUSTON, TX (W TIDWELL)                        76        -

SONIC DRIVE-IN OF HOUSTON, TX (WESTHEIMER)                       65        -

SONIC DRIVE-IN OF HOUSTON, TX (WOODRIDGE)                        65        -

SONIC DRIVE-IN OF HOUSTON, TX CROSSTIMBERS                       64        -

SONIC DRIVE-IN OF HUMBLE, TEXAS                                  68        -

SONIC DRIVE-IN OF HUNTSVILLE, AL (BOB WALLACE)                   70        -

SONIC DRIVE-IN OF HUNTSVILLE, AL (NW MEMORIAL)                   85        -

SONIC DRIVE-IN OF HUNTSVILLE, AL (PRATT AVE)                     85        -

SONIC DRIVE-IN OF INDEPENDENCE, MO (10601 E 23)                  56        -

SONIC DRIVE-IN OF INDEPENDENCE, MO (15319 E 23)                  51        -

                                Page 5 of 12


                                 SONIC CORP.
                     SRI PARTNERSHIP OWNERSHIP INTEREST

PARTNERSHIP NAME                                                SRI%      SII%
-------------------------------------------------------------------------------
SONIC DRIVE-IN OF INDEPENDENCE, MO (HWY 40)                      61        -

SONIC DRIVE-IN OF INDEPENDENCE, MO (S NOLAND)                    51        -

SONIC DRIVE-IN OF JACINTO CITY, TEXAS                            60        -

SONIC DRIVE-IN OF JEFFERSONVILLE, IN                             99        1

SONIC DRIVE-IN OF JEFFERSONVILLE, IN SPRING ST                   90        -

SONIC DRIVE-IN OF JOHNSON CITY, TN (MARKET)                      61        -

SONIC DRIVE-IN OF JOHNSON CITY, TN (N ROAN)                      71        -

SONIC DRIVE-IN OF JONESBORO, LOUISIANA                           65        -

SONIC DRIVE-IN OF KANSAS CITY, KS (35TH & STRONG)                55        -

SONIC DRIVE-IN OF KANSAS CITY, KS (LEAVENWORTH)                  68        -

SONIC DRIVE-IN OF KANSAS CITY, KS (N 78TH)                       60        -

SONIC DRIVE-IN OF KANSAS CITY, MO (INDEP)                        60        -

SONIC DRIVE-IN OF KATY, TX (HWY BLVD)                            60        -

SONIC DRIVE-IN OF KATY, TX (MASON RD)                            63        -

SONIC DRIVE-IN OF KERNERSVILLE, NC (NELSON ST)                   63        -

SONIC DRIVE-IN OF KINGSPORT, TN (E STONE)                        65        -

SONIC DRIVE-IN OF KINGSTON, TN (N KENTUCKY)                      60        -

SONIC DRIVE-IN OF KNOXVILLE TN (KINGSTON)                        69        -

SONIC DRIVE-IN OF KNOXVILLE, TN (BROADWAY)                       70        -

SONIC DRIVE-IN OF KNOXVILLE, TN (CEDAR)                          65        -

SONIC DRIVE-IN OF KNOXVILLE, TN (CHAPMAN)                        63        -

SONIC DRIVE-IN OF KNOXVILLE, TN (KINGSTON)                       70        -

SONIC DRIVE-IN OF KNOXVILLE, TN (N BROADWAY)                     78        -

SONIC DRIVE-IN OF LA FOLLETTE, TENNESSEE                         90        -

SONIC DRIVE-IN OF LA GRANGE, KY HWY 53                           99        1

SONIC DRIVE-IN OF LA PORTE, TX (W MAIN)                          65        -

                                Page 6 of 12


                                 SONIC CORP.
                     SRI PARTNERSHIP OWNERSHIP INTEREST

PARTNERSHIP NAME                                                SRI%      SII%
-------------------------------------------------------------------------------
SONIC DRIVE-IN OF LANETT, AL (S BROAD)                           80        -

SONIC DRIVE-IN OF LAWRENCEBURG, KY (CROSSROADS)                  89        -

SONIC DRIVE-IN OF LEAGUE CITY, TEXAS                             70        -

SONIC DRIVE-IN OF LEAVENWORTH, KANSAS                            61        -

SONIC DRIVE-IN OF LEES SUMMIT, MISSOURI                          89        -

SONIC DRIVE-IN OF LEE'S SUMMIT, MO-LANGSFORD                     85        -

SONIC DRIVE-IN OF LEXINGTON, KY (S.  BROADWAY)                   89        -

SONIC DRIVE-IN OF LEXINGTON, NC (WINSTON RD)                     80        -

SONIC DRIVE-IN OF LEXINGTON, NORTH CAROLINA                      66        -

SONIC DRIVE-IN OF LINDALE, TEXAS                                 51        -

SONIC DRIVE-IN OF LITTLE ROCK, AR (ASHER)                        76        -

SONIC DRIVE-IN OF LITTLE ROCK, AR (CANTRELL)                     60        -

SONIC DRIVE-IN OF LITTLE ROCK, AR (MABELVALE PL)                 64        -

SONIC DRIVE-IN OF LITTLE ROCK, AR (RODNEY PAR)                   70        -

SONIC DRIVE-IN OF LITTLE ROCK, AR (WESTHAVEN)                    75        -

SONIC DRIVE-IN OF LONOKE, ARKANSAS                               76        -

SONIC DRIVE-IN OF LOUDON, TENNESSEE                              68        -

SONIC DRIVE-IN OF LOUISVILLE, KY -- SPRINGHURST                  90        -

SONIC DRIVE-IN OF LOUISVILLE, KY (AMBROSSE)                      87        -

SONIC DRIVE-IN OF LOUISVILLE, KY (PRESTON HWY)                   90        -

SONIC DRIVE-IN OF LYNN HAVEN, FLORIDA                            55        -

SONIC DRIVE-IN OF MACON, MISSOURI                                65        -

SONIC DRIVE-IN OF MADISON, AL (SULLIVAN)                         70        -

SONIC DRIVE-IN OF MANSFIELD, LOUISIANA                           60        -

SONIC DRIVE-IN OF MARIANNA, FL (4221 W LAF)                      80        -

SONIC DRIVE-IN OF MARION, VA (N MAIN ST)                         70        -

                                Page 7 of 12


                                 SONIC CORP.
                     SRI PARTNERSHIP OWNERSHIP INTEREST

PARTNERSHIP NAME                                                SRI%      SII%
-------------------------------------------------------------------------------
SONIC DRIVE-IN OF MARTINSVILLE, VA (STARLING ST)                 70        -

SONIC DRIVE-IN OF MARY ESTHER, FL                                99        1

SONIC DRIVE-IN OF MARYVILLE, MISSOURI                            55        -

SONIC DRIVE-IN OF MARYVILLE, TN (E BRDWY)                        80        -

SONIC DRIVE-IN OF MARYVILLE, TN (FOOTHILLS)                      80        -

SONIC DRIVE-IN OF MAUMELLE, ARKANSAS                             80        -

SONIC DRIVE-IN OF MCKINNEY, TX (ELDORADO PKWY)                   75        -

SONIC DRIVE-IN OF MIDDLETOWN, KY (SHELBYVILLE)                   87        -

SONIC DRIVE-IN OF MIDWEST CITY, OK (DOUGLAS BLVD                 51        -

SONIC DRIVE-IN OF MILTON, FL (HWY 90)                            99        1

SONIC DRIVE-IN OF MINDEN, LOUISIANA                              60        -

SONIC DRIVE-IN OF MINEOLA, TEXAS                                 60        -

SONIC DRIVE-IN OF MISSOURI CITY, TEXAS                           70        -

SONIC DRIVE-IN OF MONROE, LA (DE SIARD)                          70        -

SONIC DRIVE-IN OF MONROE, LA (FORSYTHE)                          60        -

SONIC DRIVE-IN OF MONROE, LA (STERLINGTON)                       60        -

SONIC DRIVE-IN OF MONROE, LA (WINNSBORO)                         80        -

SONIC DRIVE-IN OF MONTGOMERY, AL (ATLANTA)                       75        -

SONIC DRIVE-IN OF MONTGOMERY, AL (MCGEEHEE)                      90        -

SONIC DRIVE-IN OF MONTGOMERY, AL (VAUGHN)                        90        -

SONIC DRIVE-IN OF MOREHEAD, KY (STONE)                           76        -

SONIC DRIVE-IN OF MORRISTOWN, TN                                 70        -

SONIC DRIVE-IN OF MORRISTOWN, TN (1153 S CUMB)                   70        -

SONIC DRIVE-IN OF MOUNT AIRY, NC (INDEP)                         60        -

SONIC DRIVE-IN OF MOUNTAIN GROVE, MISSOURI                       80        -

SONIC DRIVE-IN OF MUSCLE SHOALS, AL (AVALON)                     85        -

                                Page 8 of 12


                                 SONIC CORP.
                     SRI PARTNERSHIP OWNERSHIP INTEREST

PARTNERSHIP NAME                                                SRI%      SII%
-------------------------------------------------------------------------------
SONIC DRIVE-IN OF N. LITTLE ROCK, AR (CAMP ROB)                  76        -

SONIC DRIVE-IN OF NEWCASTLE, OKLAHOMA                            90        -

SONIC DRIVE-IN OF NEWPORT, ARKANSAS                              85        -

SONIC DRIVE-IN OF NEWPORT, TN (W BROADWAY)                       63        -

SONIC DRIVE-IN OF NICHOLASVILLE, KY (VILLAGE PK)                 89        -

SONIC DRIVE-IN OF NORMAN, OK (1515 W LINDSEY)                    80        -

SONIC DRIVE-IN OF NORMAN, OK (24TH AVE)                          60        -

SONIC DRIVE-IN OF NORMAN, OK (E LINDSEY)                         60        -

SONIC DRIVE-IN OF NORMAN, OK (N PORTER)                          60        -

SONIC DRIVE-IN OF NORTH TAZEWELL, VIRGINIA                       70        -

SONIC DRIVE-IN OF OAK GROVE, MISSOURI                            56        -

SONIC DRIVE-IN OF OAK RIDGE, TENNESSEE                           75        -

SONIC DRIVE-IN OF OKLA CITY, OK (1933 N MACARTHU                 51        -

SONIC DRIVE-IN OF OKLA CITY, OK (2400 N PENN)                    70        -

SONIC DRIVE-IN OF OKLA CITY, OK (2720 S W 29TH)                  65        -

SONIC DRIVE-IN OF OKLA CITY, OK (5111 N MAC ARTH                 61        -

SONIC DRIVE-IN OF OKLA CITY, OK (6415 N MERIDIAN                 61        -

SONIC DRIVE-IN OF OKLA CITY, OK (N W 23RD)                       60        -

SONIC DRIVE-IN OF OKLA CITY, OK (S E 29TH)                       75        -

SONIC DRIVE-IN OF:OKLA CITY, OK (S E 44TH)                       60        -

SONIC DRIVE-IN OF OKLA CITY, OK (S WESTERN)                      70        -

SONIC DRIVE-IN OF OKLAHOMA CITY, OK (GRAND)                      65        -

SONIC DRIVE-IN OF OKLAHOMA CITY, OK (NE 23)                      69        -

SONIC DRIVE-IN OF OLATHE, KS (BLACKBOB)                          90        -

SONIC DRIVE-IN OF OLATHE, KS (E SANTA)                           70        -

SONIC DRIVE-IN OF OLATHE, KS (S HARRIS)                          80        -

                                Page 9 of 12


                                 SONIC CORP.
                     SRI PARTNERSHIP OWNERSHIP INTEREST

PARTNERSHIP NAME                                                SRI%      SII%
-------------------------------------------------------------------------------
SONIC DRIVE-IN OF OPELIKA, AL (2ND AVE)                          81        -

SONIC DRIVE-IN OF OZARK, MISSOURI                                70        -

SONIC DRIVE-IN OF PANAMA CITY BEACH, FLORIDA                     99        -

SONIC DRIVE-IN OF PANAMA CITY, FLORIDA                           51        -

SONIC DRIVE-IN OF PARAGOULD, ARKANSAS                            80        -

SONIC DRIVE-IN OF PARIS, KY                                      90        -

SONIC DRIVE-IN OF PEARLAND, TX (W BROADWAY ST)                   59        -

SONIC DRIVE-IN OF PENSACOLA, FL (9TH AVE)                        99        1

SONIC DRIVE-IN OF PENSACOLA, FL (NAVY)                           99        1

SONIC DRIVE-IN OF PHENIX CITY, AL (SUMMERVILLE)                  99        -

SONIC DRIVE-IN OF PORT ARTHUR, TX (MEMORIAL)                     65        -

SONIC DRIVE-IN OF PORT ARTHUR, TX (N TWIN CITY)                  65        -

SONIC DRIVE-IN OF PRATTVILLE, ALABAMA                            80        -

SONIC DRIVE-IN OF PULASKI, VIRGINIA                              72        -

SONIC DRIVE-IN OF RADFORD, VA                                    69        -

SONIC DRIVE-IN OF RAINBOW CITY, ALABAMA                          80        -

SONIC DRIVE-IN OF RAYTOWN, MO (6525 RAYTOWN)                     68        -

SONIC DRIVE-IN OF REIDSVILLE, NC (SCALES)                        90        -

SONIC DRIVE-IN OF RICHARDSON, TX (CENTENNIAL)                    80        -

SONIC DRIVE-IN OF RICHMOND, KY (BIG HILL)                        72        -

SONIC DRIVE-IN OF RICHMOND, TEXAS                                60        -

SONIC DRIVE-IN OF RICHMOND, TEXAS (FM 359)                       71        -

SONIC DRIVE-IN OF ROGERSVILLE, TN (E MAIN)                       65        -

SONIC DRIVE-IN OF ROLLA, MISSOURI                                70        -

SONIC DRIVE-IN OF ROWLETT, TX (DALROCK RD)                       74        -

SONIC DRIVE-IN OF SACHSE, TX (SOUTH HIGHWAY 78)                  70        -

                                Page 10 of 12


                                 SONIC CORP.
                     SRI PARTNERSHIP OWNERSHIP INTEREST

PARTNERSHIP NAME                                                SRI%      SII%
-------------------------------------------------------------------------------
SONIC DRIVE-IN OF SAINT JOSEPH, MO (3110 N BELT)                 55        -

SONIC DRIVE-IN OF SAINT JOSEPH, MO (502 N BELT)                  55        -

SONIC DRIVE-IN OF SALEM, MISSOURI                                78        -

SONIC DRIVE-IN OF SAVANNAH, MO (E WILLIAM)                       70        -

SONIC DRIVE-IN OF SCOTTSBORO, AL (824 S BROAD)                   66        -

SONIC DRIVE-IN OF SEABROOK, TX (BAYPORT BLVD)                    65        -

SONIC DRIVE-IN OF SEVIERVILLE, TENNESSEE                         71        -

SONIC DRIVE-IN OF SEYMOUR, IN (TIPTON ST)                        99        1

SONIC DRIVE-IN OF SHALIMAR, FLORIDA                              99        1

SONIC DRIVE-IN OF SHELBYVILLE, KY (STONECREST)                   90        -

SONIC DRIVE-IN OF SHERWOOD, ARKANSAS                             71        -

SONIC DRIVE-IN OF SHREVEPORT, LA (303 W 70TH)                    60        -

SONIC DRIVE-IN OF SHREVEPORT, LA (5914 YOUREE)                   66.7      -

SONIC DRIVE-IN OF SHREVEPORT, LA (6113 W 70TH)                   99        1

SONIC DRIVE-IN OF SHREVEPORT, LA (BERT KOUNS RD)                 60        -

SONIC DRIVE-IN OF SOUTH BOSTON, VA (OLD HALIFAX RD)              65        -

SONIC DRIVE-IN OF SPRINGFIELD, MO (E REPUBLIC)                   75        -

SONIC DRIVE-IN OF SPRINGFIELD, MO (E SUNSHINE)                   80        -

SONIC DRIVE-IN OF SPRINGFIELD, MO (N GLENSTONE)                  70        -

SONIC DRIVE-IN OF SPRINGFIELD, MO (S CAMPBELL)                   70        -

SONIC DRIVE-IN OF-SPRINGFIELD, MO (S GLENSTONE)                  75        -

SONIC DRIVE-IN OF SPRINGFIELD, MO (W SUNSHINE)                   72        -

SONIC DRIVE-IN OF ST.  JOSEPH, MO (LAKE AVE)                     60        -

SONIC DRIVE-IN OF STANLEYVILLE, NORTH CAROLINA                   61        -

SONIC DRIVE-IN OF SUGAR CREEK, MISSOURI                          56        -

SONIC DRIVE-IN OF SULLIVAN, MISSOURI                             60        -

                                Page 11 of 12


                                 SONIC CORP.
                     SRI PARTNERSHIP OWNERSHIP INTEREST

PARTNERSHIP NAME                                                SRI%      SII%
-------------------------------------------------------------------------------
SONIC DRIVE-IN OF THOMASVILLE, NC (RANDOLPH)                     68        -

SONIC DRIVE-IN OF TOMBALL, TEXAS                                 64        -

SONIC DRIVE-IN OF TROY, ALABAMA                                  90        -

SONIC DRIVE-IN OF TUTTLE, OKLAHOMA                               78        -

SONIC DRIVE-IN OF UNION, MO                                      80        -

SONIC DRIVE-IN OF W MONROE, LA-CYPRESS                           80        -

SONIC DRIVE-IN OF WALNUT RIDGE, ARKANSAS                         80        -

SONIC DRIVE-IN OF WASHINGTON, MO (545 E 5TH)                     65        -

SONIC DRIVE-IN OF WATONGA, OKLAHOMA                              61        -

SONIC DRIVE-IN OF WEBSTER, TX                                    70        -

SONIC DRIVE-IN OF WEST MONROE, LA (N 7TH)                        65        -

SONIC DRIVE-IN OF WEST MONROE, LA (THOMAS ROAD)                  60        -

SONIC DRIVE-IN OF WHITE PINE, TN (STATE)                         80        -

SONIC DRIVE-IN OF WICHITA FALLS, TX (9TH)                        69        -

SONIC DRIVE-IN OF WICHITA FALLS, TX (JACKSBORO)                  85        -

SONIC DRIVE-IN OF WICHITA FALLS, TX (TAFT BLVD)                  85        -

SONIC DRIVE-IN OF WlLLS POINT, TX                                55        -

SONIC DRIVE-IN OF WINCHESTER, KY (BY PASS ROAD)                  66        -

SONIC DRIVE-IN OF WINNFIELD, LOUISIANA                           57        -

SONIC DRIVE-IN OF WINNSBORO, TEXAS                               55        -

SONIC DRIVE-IN OF WINSTON SALEM, NORTH CAROLINA                  90        -

SONIC DRIVE-IN OF WYTHEVILLE, VIRGINIA                           69        -

                                  ANNEX II
                   SCHEDULE 8 - BORROWER INVESTMENT POLICY

                                 SONIC CORP.

                      WORKING CAPITAL INVESTMENT POLICY
                             AS OF APRIL 27, 1999

I.   INVESTMENT OBJECTIVE

     This Investment Policy shall limit investment activities in order to insure preservation of capital and liquidity. In that regard, when possible, Sonic will hold investments until they mature. However, to maintain maximum flexibility, investments are intended to be available for sale.

     Included in this document, by reference, are covenants, agreements, etc. that govern the establishment, maintenance and investment of Sonic's funds.

II.  POLICIES

     A. Sonic shall restrict its working capital investments to effective maturities of less than 14 months from the settlement date. Maturities shall be consistent with the liquidity needs of the corporation as determined by its cash forecast.

          Maturity, by definition, shall include demand options to allow Sonic redemption of capital at a quantifiable price consistent with the liquidity objectives of the portfolio.

     B. Sonic shall restrict its working capital to the following categories of investments:

          1. Direct obligations of, and obligations fully guaranteed by, the U.S.A. or any agency thereof;

          2. Direct obligations of, and obligations fully guaranteed by, any state or territory of the U.S.A.;

          3. Obligations of any governmental body within the U.S. with a credit quality rating of at least SP-1 or single-A by Standard & Poor's (or equivalent);

          4. Obligations of any corporation who maintains a senior debt credit quality rating of at least single-A by Standard & Poor's (or equivalent);

          5. Public Securities Association (PSA) repurchase agreements, master notes or deposits with financial institutions that meet the requirements stated elsewhere in this policy.

          6. Shares in open-ended money market mutual funds as defined under Rule 2a-7 of the Investment Company Act of 1940. The corporate parent, or

Sonic Corp.
Investment Policy, continued

               sponsor of which, must possess a credit quality rating of at least A-1 or single-A by Standard & Poor's (or equivalent).

          7. Investments issued (guaranteed) by a financial institution that is a member of the Federal Reserve System, provided that said institution is:

               a. Ranked among the fifty largest U.S. institutions by assets (as listed by AMERICAN BANKER); or,

               b.   institution with a net worth of at least $500 million; or,

               c. Whose corporate credit quality is rated at least A-1 or single-A by Standard & Poor's (or equivalent).

          8. Investments issued (guaranteed) by any non-U.S. financial institution, provided that said institution is:

               a. Ranked among the fifty largest in the world, by assets (as listed by AMERICAN BANKER); or,

               b.   An institution with a net worth of at least $750 million;
                    or,

               c. Whose corporate credit quality is rated at least A-1 or single-A by Standard & Poor's (or equivalent).

     C. Sonic shall not employ leverage, whether embedded in a security structure or as part of a trading strategy. Speculation or extreme securities, such as those designed to profit from market volatility, are not appropriate for this portfolio.

     D. Sonic shall diversity investments consistent with the objective of working capital. With the exception of non-action AAA/Aaa rated pass-through securities whose principal and interest are wholly derived from uniquely pledged assets or short-term liquidity deposits (Sub-sections B-(5) and B(6)), based on a trade date portfolio amounts, investment exposure shall be the aggregate of:

          1. The greater of $5 million dollars or ten percent to any one issuer or guarantor, except for the U.S. Government or any agency thereof.

          2. Twenty-five percent participation in any single securities action, where insufficient bids may result in a loss of liquidity.

     E. Sonic Corp. shall eliminate foreign currency exposure in regard to investments.

Sonic Corp.
Investment Policy, continued

III. CONTROLS

     A. Authorized investors for Sonic include its Chief Financial Officer, Treasurer, and Assistant Treasurer.

     B. Treasury shall prepare and regularly publish an Investment Report to be circulated to the Investment Committee for their review. The report shall include dollar amounts and percentages of investments held, their issuers, maturity dates, and investment ratings.

          Corporate Accounting will be responsible for the maintenance of all necessary records of current holdings. They shall receive all confirmations of investments and reconcile the investments to the Investment Report.

     C. There shall be at least one unscheduled audit by a non-Treasury auditor of cash investment activities each year.

     D. Sonic's Investment Committee shall include its Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and Treasurer. The Chief Financial Officer may appoint other members to the Investment Committee, as deemed necessary.

          1. The Investment Committee shall determine the total return on investments (ROI) and shall compare this ROI against a fair and neutral benchmark on an after-tax basis. An evaluation, including non-investment issues relevant to performance, shall be tendered quarterly to the Board of Directors.

          2. The Investment Committee shall review this corporate investment policy as mandated by changing conditions, but no less than annually.

          3. It is the responsibility of the Treasurer to immediately report to the Investment Committee any material event that may affect an investment's value. The Investment Committee shall determine a course of action regarding such investment.

               The Investment Committee shall also investigate the transaction to verify the investment's original compliance with this policy. Assuming the transaction was within this policy's mandate, no punitive action would be appropriate.

Sonic Corp.
Investment Policy, continued

     E. The Chief Financial Officer shall have oversight responsibility for corporate investment and shall take steps to ensure compliance to policies.

          1. The Treasurer shall regularly communicate to all interested parties a list of authorized investors (names, titles and signatures), as well as the receiving location for Sonic funds and investments.

          2. Exceptions to the Investment policy may be made by the Chief Financial Officer, and must be made in writing. Changes in policy must be approved by the Board of Directors.

     F. The Chief Financial Officer, Treasurer or the Assistant Treasurer shall have the authority to enter into agreements, sign documents and represent the Investment Committee in matters relating to Sonic investments.

          1. The Treasurer or the Assistant Treasurer shall have the authority to contract with appropriate organizations which meet the standards of solvency stated in this investment policy, and shall appoint such organizations to act as a holders-in-custody of Sonic funds and investments.

IV.  EXPLANATION OF RATINGS

Credit Risk            Standard & Poor's
-----------            -----------------
Prime                         AAA
Excellent                     AA
Upper Medium                  A
Lower Medium                  BBB
Speculative                   BB
Very Speculative              B, CCC
Default                       D

MUNICIPAL

Standard & Poor's rating guide is SP-1 (highest) to Sp-4 (lowest).

COMMERCIAL PAPER

Standard & Poor's uses A-1 (highest), A-2, A-3, C and D.